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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2006 (May 23, 2006)

                           Morgan Equities Group, Inc.


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             (Exact name of Registrant as specified in its charter)

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Georgia                             0-29951                      58=1727874

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(State or other jurisdiction      (Commission                  (IRS  Employe
of incorporation)                 File Number)               Identification No.)

            830-13 A1A North, #165, Ponte Vedra Beach, Florida 32082
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (404) 583-0404


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR
240.1 4a- 12)

[ ] Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

[ ] Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

SEC 873(11-05)

   Potential persons who are to respond to the collection of information 1 of contained in this form are not required to respond unless the form 16 displays a currently valid OMB control number.

                                  OTHER EVENTS

                          MATERIAL DEFINITIVE AGREEMENT

      On May 23, 2006, the Company entered into a material definitive agreement with ISA.Transaoya Advertising (China) Company, Ltd. , a privately held Hong Kong company, whereby Morgan Equities Group became ISA's sole North American representative. ISA designs and manufactures branded promotional products, and is the largest supplier of promotional Coca-Cola(R) products to its bottlers in China.

      Under the agreement, Morgan's wholly-owned subsidiary, ACA
Trading-America, Inc., a Delaware corporation, will market and sell ISA's products to Coca-Cola(R) bottlers in the United States.

      The agreement provides for an initial one (1) year term, renewable by agreement of the parties.

                        PROJECT MANAGEMENT OFFER PENDING

      While no definitive agreement has been reached, the company has under consideration an offer from one of the largest public Chinese financial and real estate institutions to assume the lead role as project manager in the expansion into the Chinese market of one of the world's largest retailers.

      Acceptance of this offer would have a significant effect on the company's rate of growth, and the scope of its activities.

                           FORWARD LOOKING STATEMENTS

      Certain statements in the document may constitute "forward-looking statements", such as whether contemplated operations will prove satisfactory to all parties, whether any existing agreement will be renewed for additional terms, whether any outstanding offers will be accepted, whether any of the contemplated operations will impact favorably upon Morgan Equities Group or any other party, and whether sufficient revenue will be generated to justify or maintain any contemplated operations. Other factors could cause actual results of operations to differ materially from historical results, or from future expectations expressed or implied by such forward-looking statements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Morgan Equities Group, Inc.
                                                --------------------------------
                                                          (Registrant)

Date May 24, 2006                               by: Fred Narcross, President
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